SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 1, 2000

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 2000 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2000-QS5)

                        Residential Accredit Loans, Inc.

             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-72661                 51-0368240
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(State or other jurisdiction        (Commission)             (I.R.S. employer
      of incorporation)             file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)  Not applicable

                    (b)  Not applicable

                    (c)  Exhibits  (executed  copies):  The following  execution
                         copies  of  Exhibits  to  the  Form  S-3   Registration
                         Statement of the Registrant are hereby filed:

                                                           Sequentially
Exhibit                                                      Numbered
Number                                                     Exhibit Page

10.1 Series Supplement, dated as of April 1, 2000, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                          By:    /s/Stephen Hynes
                                        Name:    Stephen Hynes
                                        Title:   Vice President

Dated:  April 28, 2000

Exhibit 10.1

Series Supplement, dated as of April 1, 2000, and the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.